As filed with the Securities and Exchange Commission on December 31, 1998

                                    FORM N-1A
                           1933 Act File No. 033-02430
                           1940 Act File No. 811-04534

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. -----
                         Post-Effective Amendment No. 20
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 22

                               ROCKWOOD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                        11 HANOVER SQUARE, NEW YORK, NEW
                        YORK, 10005 (Address of Principal
                          Executive Offices) (Zip Code)

                                 (212) 785-0900
              (Registrant's Telephone Number, including Area Code)

                            DEBORAH A. SULLIVAN, ESQ.
                      11 Hanover Square, New York, NY 10005
                     (Name and Address of Agent for Service)

                                   Copies to:


                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                             New York, NY 10038-4982

It is proposed that this filing will become effective 60 days (March 1, 1999) after filing pursuant to paragraph (a) of rule 485.



If appropriate, check the following box: / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has elected to maintain registration of an indefinite number of shares of common stock, $.01 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. The registrant's most recent Rule 24f-2 Notice was filed on January 7, 1998.

                               ROCKWOOD FUND, INC.

                                TABLE OF CONTENTS

           This registration statement consists of the following:

                     Cover Sheet

                     Table of Contents

                     Cross Reference Sheet

                     Part A - Prospectus

                     Part B - Statement of Addition Information

                     Part C - Other Information

                     Signature Page

                     Exhibits

                               ROCKWOOD FUND, INC.


              CROSS REFERENCE SHEET FOR ITEMS REQUIRED BY FORM N-1A

Item No.
of Form N-lA                              Caption in Prospectus

      1        Front and Back Cover Pages
      2        "The Fund's Investment Program", "Main Risks", "Past Performance"
      3        "Expenses"
      4        "The Fund's Investment Program", "Main Risks"
      5        not applicable
      6        "Management"
      7        "Purchasing Shares", "Redeeming Shares", "Account and Transaction
               Policies", "Distributions and Taxes"
      8        "Expenses"
      9        "Financial Highlights"

               Caption in Statement of Additional Information

      10       Cover Page
      11       "Description of the Fund"
      12       "The Fund's Investment Program", "Investment Restrictions"
      13       "Management of the Fund"
      14       "Management of the Fund"
      15       "Management of the Fund", "Investment Manager"
      16       "Allocation of Brokerage"
      17       Not Applicable
      18       "Determination of Net Asset Value", "Purchase of Shares"
      19       "Distributions and Taxes"
      20       "Distribution of Shares"
      21       "Calculation of Performance Data"
      22       "Financial Statements"

Rockwood
Prospectus Dated March 1, 1999


Rockwood Fund, Inc. seeks long term capital appreciation. This objective will be pursued through investment in common stocks. There is no assurance that the fund will achieve its objective.

Newspaper Listing Shares of the fund are sold at the net asset value per share as shown daily in the mutual fund section of newspapers nationwide under the heading "Rockwood."

This prospectus contains information you should know about the fund before you invest. Please keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.

CONTENTS


THE FUND'S INVESTMENT PROGRAM .................................................3

MAIN RISKS ....................................................................4

PAST PERFORMANCE ..............................................................5

EXPENSES ......................................................................6

MANAGEMENT ....................................................................7

FINANCIAL HIGHLIGHTS ..........................................................8

PURCHASING SHARES .............................................................9

REDEEMING SHARES .............................................................11

ACCOUNT AND TRANSACTION POLICIES .............................................12

DISTRIBUTIONS AND TAXES ......................................................13

FOR MORE INFORMATION .........................................................15

THE FUND'S INVESTMENT PROGRAM

The fund seeks long term capital appreciation. The fund seeks to achieve this objective by investing primarily in equity securities. Any income which the fund earns is incidental to its objective of capital appreciation. The risks associated with investing in the fund are those related to fluctuations in the value of the fund's portfolio. Stocks do fluctuate in price and the value of your investment in the fund will go up and down. This means you could lose money but you also have the potential to make money.

The fund will purchase primarily common stocks, which will be selected generally for their potential for long term capital appreciation and not dividend yield.

Under adverse market conditions and in a few other instances, the fund could invest some or all of its assets in money market securities. This may help the fund avoid losses.

MAIN RISKS

Equity Securities. A potential reward from investing in stocks is that over the long term, stocks have generally outperformed more stable investments such as bonds. A potential risk in investing in stocks is that stock value will go up and down according to stock market movements and you could lose money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks may not pay dividends.

Small Capitalization Companies. The fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. A potential reward from investing in small-cap stocks is that small-cap stocks have historically offered higher long term growth than large-cap stocks. A potential risk in investing in small-cap stocks is that small-cap stocks are likely more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, fund value may fall further than that of funds investing in larger companies.

     Full development of small-cap companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Lending. The fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the fund receives collateral equal to the market value of the assets lent. Some risk is involved if the borrowers suffer financial problems and are unable to return the assets lent.

Other Information. The fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the fund could be more risky than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the fund's total return.

Illiquid Securities. The fund may invest up to 15% of its assets in illiquid securities. Some potential risks from investing in illiquid securities is that illiquid securities can be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded. A potential reward from investing in illiquid securities is that illiquid securities can offer more attractive yields or potential for growth than comparable widely traded securities.

     The Fund has adopted certain investment restrictions set forth in the Statement of Additional Information that are fundamental and may not be changed without shareholder approval. The Fund's other investment policies, including its investment objective, are not fundamental and may be changed by the Board of Directors without shareholder approval.

Year 2000. The fund could be adversely effected if computer systems used by Rockwood Advisers and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Rockwood Advisers is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the fund.

PAST PERFORMANCE

The first table shows you how the fund's performance has varied from year to year. The second compares the fund's performance over time to that of the S&P 500 ((reg.tm)), a widely recognized unmanaged index of stock performance. Both tables assume reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future.

Year-by-year total return AS OF 12/31 EACH YEAR (%)

[Bar chart A]

BEST QUARTER:                            Qx 'xx               xx%

WORST QUARTER:                           Qx 'xx               xx%

Average annual total return AS OF 12/31/98

                              1 Year               5 Years              10 Years

                                xx%                  xx%                  xx%

S&P 500 ((reg.tm)) INDEX        xx%                  xx%                  xx%

For comparative purposes, the value of the index on xx/xx/xx is used the beginning value on xx/xx/xx.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

Fee table:

Shareholder Transaction Fees:

Maximum Redemption fee (% of average daily net assets)           1.00%
charged when shares are held 30 days or less

Annual fund operating expenses (% of average daily net assets):

Management fees (after waiver)                      -.--%
Distribution and Service (12b-1) fees               0.25%
Other expenses (after reimbursement)                -.--%
Total                                               -.--%

Expense Example:

                1 year           3 years         5 years          10 years
your cost        $--              $--             $--              $--

This example shows you what you could pay over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. All shares are sold at the end of each time period. This example is for comparison only. The Fund's actual return and expenses will be different.

Understanding Fees and Expenses:

Management fee: the fee paid to the investment manager for managing the fund's portfolio and assisting in all aspects of the fund's operations.

For the fiscal year ended October 31, 1998, some management fees and other expenses were waived by the fund, reducing total expenses from -.--% to -.--%. This waiver is voluntary.

Distribution or 12b-1 fee: a fee of .25% paid to the fund's distributor, as a result of the fund's adoption of a plan under Rule 12b-1, for distribution and shareholder account service and maintenance. This fee is paid on an ongoing basis and may cost you more than paying other types of sales charges.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, administrative and shareholder services.

MANAGEMENT

Rockwood Advisers, Inc. is the investment manager of the fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Thomas B. Winmill, President and Chief Executive Officer of the Investment Manager and the fund, is the fund's portfolio manager. Mr. Winmill has served as a member of the investment manager's Investment Policy Committee since 1990 and as portfolio manager of the Fund since May 1, 1998. Generally, the fund pays the investment manager a management fee based on the average daily net assets of the fund, at the annual rate of 1% on the first $200 million and declining thereafter as a percentage of average daily net assets. For the fiscal year ended 1998, the fund paid the investment manager $-- for it's services.

Investor Service Center, Inc. is the distributor of the fund and services shareholder accounts. The fund pays the distributor a distribution or 12b-1 fee.


custodian: performs accounting services    transfer agent: performs shareholder
for the fund.                              administration services for the fund.

contact:                                   contact:
         Investors Fiduciary Trust                   DST Systems, Inc.
         Company                                     Box 419789
         801 Pennsylvania                            Kansas City, MO 64141-6789
         Kansas City, MO 64105

FINANCIAL HIGHLIGHTS. This table describes the fund's performance for the periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods ended 1996 through 1998 were audited by Tait, Weller & Baker, the fund's independent accountants.


                             Years Ended October 31,
                                                            1998             1997              1996            1995            1994
PER SHARE DATA
Net asset value at beginning of period ..................   $---           $24.24            $18.73          $16.61          $16.32
Income from investment operations:
Net investment income (loss) ............................    --              (.59)             (.56)           (.31)           (.22)
Net realized and unrealized gain (loss)on investments ...    --              6.17              6.07            2.43             .51
           Total from investment operations .............    --              5.58              5.51            2.12             .29
Less distributions:
Distributions from net investment income ................    --               .00               .00             .00             .00
Distributions from net realized gains ...................    --             (4.90)             0.00            0.00            0.00
           Total distributions ..........................    --             (4.90)              .00             .00             .00
Net asset value at end of period ........................   $--            $24.92            $24.24          $18.73          $16.61
TOTAL RETURN ............................................   --%             27.55%            29.42%          12.76%           1.78%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period .............................   $--         $1,770,935        $1,199,590        $773,871       $714,155
Ratio of expenses to average net assets(a) ..............   --%              2.81%             2.55%           2.30%           2.00%
Ratio of net investment income to average net assets(b) .   --%            (2.65%)           (2.23%)         (1.77)%         (1.38)%
Portfolio turnover rate .................................   --%             44.00%            42.48%          30.04%          18.26%


(a) Ratio prior to reimbursement by the manager was --%, 10.47%, 4.44%, 3.00%, and 2.82%, for the periods ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.
(b) Ratio prior to reimbursement by the manager was --%, (10.31%), (4.12%), (2.47%), and (2.20)% for the periods ended October 31, 1998, 1997,
1996, 1995, and 1994, respectively.


PURCHASING SHARES

Your price for fund shares is the fund's net asset value (NAV) per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time) each day the exchange is open. The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

Opening Your Account.

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check made payable to Rockwood Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments below).

By wire. Telephone Investor Service Center toll-free at 1-888-ROCKWOOD, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Rockwood Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724- 3; Rockwood Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below).

                                                    Minimum Investments
                                              Initial                 Additional

Regular account                               $1,000                     $100
Uniform Gifts/Transfers
 to Minors Act custody accounts               $1,000                     $100
Traditional IRA                               $1,000                     $100
Roth IRA                                      $1,000                     $100
SEP-IRA                                       $1,000                     $100
SIMPLE IRA                                    $1,000                     $100
Rollover IRA                                  $1,000                     $100
403(b) plan                                   $1,000                     $100
Education IRA                                 $500                       N/A
Rockwood Automatic
 Investment Program                           $100                       $100

Checks must be payable to Rockwood Fund in U.S. dollars. Third party checks cannot be accepted. You may be charged a fee for any check that does not clear.

IRAs and retirement accounts. For more information about the IRAs and retirement
accountslisted   above,   please  call  Investor  Service  Center  toll-free  at
1-888-ROCKWOOD.

Rockwood Automatic Investment Program. With the Rockwood Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Each plan is designed to facilitate an automatic monthly investment of $100 or more into your fund account.


Rockwood Bank Transfer Plan                  For making  automatic  investments
                                             from a designated bank account.

Rockwood Salary Investing Plan               For making  automatic  investments
                                             through a payroll deduction.

Rockwood Government Direct Deposit Plan      For making automatic investments
                                             from your federal employment,
                                             Social Security or other regular
                                             federal government check.

The Fund reserves the right to redeem any account if participation in the program ends and the account's value is less than $1000.

For more information, or to request the necessary authorization form, please call Investor Service Center toll-free at 1-888-ROCKWOOD. You may modify or terminate the Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.

Adding to Your Account.

By check. Complete a Rockwood FastDeposit form and mail it, along with your check, made payable to Rockwood Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141- 6789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, and the name of the registered owner.

By Electronic Funds Transfer (EFT). Telephone Investor Service Center toll-free at 1-888- ROCKWOOD. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account within two business days. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above).

By wire. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures above (see Minimum Investments above).

REDEEMING SHARES

Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information:

           name of the registered owner(s) of the account account number fund name amount you want to sell recipient's name and address or wire information

In some instances, a signature guarantee may be required.

By mail. Write to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s).

By telephone. Telephone Investor Service Center toll-free at 1-888-ROCKWOOD, to expedite redemption of Fund shares.

By EFT. Telephone Investor Service Center toll-free at 1-888-ROCKWOOD and request the specific amount to be redeemed through EFT. You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

By wire. Telephone Investor Service Center toll-free at 1-888-ROCKWOOD and request the specific amount to be redeemed by wire.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your fund account, subject to a minimum of $100. All dividends and distributions are reinvested in the Fund.

ACCOUNT AND TRANSACTION POLICIES

Order execution. Orders to buy and sell shares are executed at the next NAV calculated after the order has been accepted. Orders received on fund business days by 4 p.m., eastern time, will be redeemed from your account that day. Orders received after 4 p.m., eastern time, will be redeemed from your account on the next fund business day.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged.

Redemption payment. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form.

Accounts with below-minimum balances. If your account balance falls below $500 as a result of selling shares and not because of performance, the fund reserves the right, upon 45 days notice, to close your account or request that you buy more shares.

Telephone privileges. The fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent.

Assignment. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center by calling toll-free at 1-888-ROCKWOOD.

DISTRIBUTIONS AND TAXES

Distributions. The fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Each of these distributions is paid out once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise by calling Investor Service Center toll-free at 1-888-ROCKWOOD.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:

Transaction                                       Tax treatment

Income dividends .................................Ordinary income
Short-term capital gains distributions ...........Ordinary income
Long-term capital gains distributions ............Capital gains
Sales or exchanges of shares held
 for more than one year ..........................Capital gains or losses
Sales or exchanges of shares held
 for one year or less ............................Gains are treated as ordinary income; losses are subject to
                                                   special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Each January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because everyone's tax situation is unique, please consult your tax professional about your investment.

Rockwood
Seeking long term capital appreciation.

Shareholder Services:
o           Electronic Funds Transfers
o           Automatic Investment Program
o           Retirement Plans:
           Traditional deductible IRA, Roth IRA, SEP-IRA, SIMPLE IRA, 403(b), and Education IRA.

Minimum Investments:
o           Regular Accounts, $1,000
o           Traditional deductible IRA, Roth IRA, SEP-IRA,
           SIMPLE IRA, and 403(b), $1,000
o          Education IRA, $500
o          Automatic Investment Program, $100
o          Subsequent Investments, $100

Prospectus  March 1, 1999

11 Hanover Square New York, NY 10005 Toll-Free 1-888-ROCKWOOD 1-888-762-5966

www.rockwoodfund.com

Call toll-free 1-888-ROCKWOOD
for Fund performance, telephone
purchases, and to obtain information

FOR MORE INFORMATION about Rockwood Fund, Inc.

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

By telephone
 Call 1-888-ROCKWOOD

By Mail  Write to:
 Rockwood Fund, Inc.
 11 Hanover Square
 New York, NY 10005

By E-mail  Write to:
 info@mutualfunds.net

On the Internet  Fund documents
can be viewed online or downloaded from:
 SEC http://www.sec.gov
 Rockwood  http://www.mutualfunds.net

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC 0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. The fund's Investment Company Act file number is SEC file number is 811-04534.

Statement of Additional Information                                March 1, 1999







                               ROCKWOOD FUND, INC.
                                11 Hanover Square
                               New York, NY 10005
                            Toll-free: 1-888-ROCKWOOD



     This  Statement of Additional  Information  regarding  Rockwood Fund,
Inc. ("Fund") is not a prospectus and should be read in conjunction with the Fund's prospectus dated March 1, 1999. The prospectus is available to prospective investors without charge upon request to Investor Service Center, Inc., the Fund's distributor, by calling toll-free at 1-888- ROCKWOOD.

     The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS


DESCRIPTION OF THE FUND........................................................2

THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................4

MANAGEMENT OF THE FUND.........................................................5

INVESTMENT MANAGER.............................................................7

CALCULATION OF PERFORMANCE DATA................................................8

DISTRIBUTION OF SHARES........................................................12

DETERMINATION OF NET ASSET VALUE..............................................13

PURCHASE OF SHARES............................................................13

ALLOCATION OF BROKERAGE.......................................................14

DISTRIBUTIONS AND TAXES.......................................................16

REPORTS TO SHAREHOLDERS.......................................................17

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.............................17

AUDITORS......................................................................17

                             DESCRIPTION OF THE FUND

     The Fund is a Maryland corporation formed on December 11, 1996. Prior to March 1, 1997, the Fund operated under the name "The Rockwood Growth Fund, Inc.," an Idaho corporation organized on March 7, 1985.

     Rockwood   Advisers,Inc.("Investment   Manager")   serves  as  the   Fund's
investment   adviser  and  general  manager.   Investor  Service  Center,   Inc.
("Distributor") is the distributor of the Fund's shares.


                          THE FUND'S INVESTMENT PROGRAM

     The  following  information  supplements  the  information  concerning  the investment objective, policies and limitations of the Fund found in the Prospectus. The Fund's investment objective of capital appreciation is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval. Fund shareholders will be notified at least thirty days in advance of a change in the Fund's investment objective, and shareholders will not be charged a redemption fee if they redeem after such notice and prior to the change of investment objective.

     U.S. Government Securities. The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities backed by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association. In addition, the U.S. Government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government's full faith and credit.

     Borrowing. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

     Illiquid Assets. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

     Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers ("QIBs"). Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD") An insufficient number of QIBs interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Board of Directors of the Fund has delegated the function of making day-to-day determinations of liquidity to Rockwood Advisers, Inc. ("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity determinations to the Board of Directors.

     Lending. The Fund may lend up to one-third of its total assets to other parties, although it has no current intention of doing so. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. To the extent of such activities, the custodian will apply credits against its custodial charges. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be creditworthy and when, in the Investment Manager's judgment, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Investment Manager reviews and monitors the creditworthiness of those institutions under the Board's general supervision.

     Convertible Securities. The Fund may invest up to 5% of its net assets in convertible securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (I) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition,a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

     Investments in Closed-End Investment Companies. The Fund may invest up to 10% of its total assets in shares of closed-end investment companies. In addition to the Fund's expenses, as a shareholder in another investment company the Fund would bear its pro rata portion of the other investment company's expenses.

     Year 2000 Risks. Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act");

2. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

3. Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4. Purchase or sell physical commodities, although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies, (c) forward contracts on commodities, including foreign currencies, and (d) other financial contracts or derivative instruments;

5. Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities and other asset loan transactions to the extent permitted by the 1940 Act;

6.         Issue senior securities, except  to the extent  permitted by the 1940
           Act; or

7. Purchase a security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in a single industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The Fund's Board of Directors has established the following non-fundamental investment limitations that may be changed by the Board without shareholder approval:

1. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days;

2. The Fund may not purchase the securities of any investment company (as defined in the 1940 Act) except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets;

3. The aggregate value of securities underlying put options on securities written by the Fund, determined as of the date the put options are written, will not exceed 25% of the Fund's net assets, and the aggregate value of securities underlying call options on securities written by the Fund, determined as of the date the call options are written, will not exceed 25% of the Fund's net assets;

4. The Fund may purchase a put or call option on a security or a security index, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other such instruments held by the Fund, does not exceed 5% of the Fund's total assets;

5. To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a Commodity Futures Trading Commission ("CFTC") regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

6. The Fund may not purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

7. The Fund may not mortgage, pledge or hypothecate any assets in excess of one-third of the Fund's total assets;

8. The Fund may not make short sales of securities or maintain a short position, except (a) the Fund may buy and sell options, futures contracts, options on futures contracts, and forward contracts, and
           (b) the Fund may sell "short against the box" where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short; and

9. The Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that immediately after all borrowings pursuant to (a) and (b) there is asset coverage of at least 300 per centum for all borrowings; provided that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings such that the asset coverage of such borrowings shall be at least 300 per centum. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding.

                             MANAGEMENT OF THE FUND

     The Fund's board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Rockwood Advisers, Inc., Investment Adviser and General Manager; Investor Service Center, Inc., Distributor; DST Systems, Inc., Transfer and Dividend Disbursing Agent; and Investors Fiduciary Trust Company, Custodian.

     The officers and Directors of the Fund, their respective offices, date of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005. There are seven investment companies advised by subsidiaries of Bull & Bear Group, Inc. ("Group") (collectively referred to as "Investment Company Complex").

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Group, LLC specializing in financial, estate and insurance matters. From March 1995 to December31, 1995, he was President of Huber Hogan Knotts Consulting, Inc. From 1990 to March 1995, he was President of Huber-Hogan Associates. He was born February 7, 1930. He is also a Director of five other investment companies in the Investment Company Complex.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Hunt & Howe, Inc. executive recruiting consultants. He was born December 14, 1930. He is also a Director of five other investment companies in the Investment Company Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He was born February 9, 1923. He is also a Director of five other investment companies in the Investment Company Complex.

MARK C. WINMILL* -- Director and Co-President. He is Director and Co-President of the Investment Manager and its affiliates. He is also a Director of five other investment companies in the Investment Company Complex. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. He is the brother of Thomas B. Winmill. He was born November 26, 1957.

THOMAS B. WINMILL* -- Director, Co-President, Chief Executive Officer, and General Counsel. He is Co-President of the Investment Manager and the Distributor, and of their affiliates. He is also a Director of eight other investment companies in the Investment Company Complex. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a brother of Mark C. Winmill. He was born June 25, 1959.

     The executive officers of the Fund, each of whom serves at the pleasure of the Board of Directors, are as follows:

MARK C. WINMILL -- Co-President (see biographical information above).

THOMAS B. WINMILL -- Chairman, Chief Executive Officer, Co-President and General Counsel (see biographical information above).

ROBERT D. ANDERSON -- Vice Chairman. He is Vice Chairman of the Investment Manager and its affiliates. He was a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He was born December 7, 1929.

STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., and from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company. He was born March 1, 1955.

JOSEPH LEUNG, CPA -- Chief Accounting Officer, Chief Financial Officer and Treasurer. He is Chief Accounting Officer, Chief Financial Officer and Treasurer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

DEBORAH ANN SULLIVAN, ESQ. -- Chief Compliance Officer, Secretary and Vice President. She is Chief Compliance Officer, Secretary and Vice President of the investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1993 through 1994 she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation and from 1992 through 1993 she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She is member of the New York State Bar. She was born June 13, 1969.

* Mark C. Winmill and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager.


Compensation Table


       Name of Person,             Aggregate          Pension or Retirement      Estimated Annual          Total Compensation From
          Position                 Compensa-           Benefits Accrued as        Benefits Upon           Registrant and Investment
                             tion From Registrant         Part of Fund              Retirement             Company Complex Paid to
                                                            Expenses                                             Directors
  Bruce B. Huber, Director           None                     None                     None               $12,500 from 6 Investment
                                                                                                                 Companies
   James E. Hunt, Director           None                     None                     None               $12,500 from 6 Investment
                                                                                                                 Companies
  John B. Russell, Director          None                     None                     None               $12,500 from 6 Investment
                                                                                                                 Companies


     Information in the preceding table is based on fees paid during the Fund's fiscal year ended October 31, 1998.

     No officer, Director or employee of the Fund's Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund.

     As of February --, 1999, no person beneficially owned either directly or through one or more controlled companies, more than 25% of the voting securities of the Fund. As of the same date, the following shareholder owned of record and beneficially, 5% or more of the Fund's outstanding securities:


        Name and Address               Number of Shares               Percentage
         Pfendler Family                    ------                       ---%
     Revocable Living Trust
     2507 Harsh Avenue, S.E.
       Massillon, OH 44646

     As of February --, 1999, the officers and directors of the Fund owned, as a group, less than 2% of the outstanding voting securities of the Fund.

                               INVESTMENT MANAGER

     The  Investment  Manager  acts  as  general  manager  of  the  Fund,  being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager also furnishes or obtains on behalf of the Fund all services necessary for the proper conduct of the Fund's business and administration. As compensation for its services to the Fund, the Investment Manager is entitled to a fee, payable monthly, based upon the Fund's average daily net assets. Under the Fund's Investment Management Agreement, the Investment Manager receives a fee at the annual rate of:

          1.00% of the first $200 million of the Fund's average daily net assets .95% of average daily net assets over $200 million up to $400 million .90% of average daily net assets over $400 million up to $600 million .85% of average daily net assets over $600 million up to $800 million .80% of average daily net assets over $800 million up to $1 billion .75% of average daily net assets over $1 billion.

The percentage fee is calculated on the daily value of the Fund's net assets at the close of each business day.

     Under the Investment Management Agreement, the Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to, (a) salaries of administrative and clerical personnel; (b) brokerage commissions; (c) taxes and governmental fees; (d) costs of insurance and fidelity bonds; (e) fees of the transfer agent, custodian, legal counsel and auditors; (f) association fees; (g) costs of preparing, printing and mailing proxy materials, reports and notices to shareholders; (h) costs of preparing, printing and mailing the prospectus and statement of additional information and supplements thereto; (I) payment of dividends and other distributions; (j) costs of Board and shareholders meetings; (k) fees of the independent directors; (l) necessary office space rental; (m) all fees and expenses (including expenses of counsel) relating to the registration and qualification of shares of the Fund under applicable federal and state securities laws and maintaining such registrations and qualifications; and (n) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

     If requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services will be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof.

     The Fund's Investment Management Agreement continues from year to year only if a majority of the Fund's directors (including a majority of disinterested directors) or a majority of the holders of the Fund's outstanding voting securities approve. The Investment Management Agreement may be terminated without penalty at any time by vote of the Fund's directors or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and terminates automatically in the event of its assignment. The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund's shareholders in connection with the matters to which the Investment Management Agreement relates. Nothing contained in the Investment Management Agreement, however, is to be construed to protect the Investment Manager against liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

     The Investment Management Agreement provides that the Investment Manager will waive all or part of its fee or reimburse the Fund monthly if and to the extent the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which the Fund's shares are qualified for sale or such lesser amount as may be agreed to by the Fund's Board of Directors and the Investment Manager. Currently, the Fund is not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. As of October --, 1998, the Fund paid the Investment Manager $--,---. Reimbursement for the year ended October 31, 1998 was $---,---. The Fund reimbursed the Investment Manager $--- for providing certain administrative and accounting services at cost.

     The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of Group. The other principal subsidiaries of Group include Investor Service Center, Inc., a registered broker-dealer, Bull & Bear Advisers, Inc. and Midas Management Corporation, registered investment advisers, and Bull & Bear Securities, Inc., a registered broker-dealer providing discount brokerage services.

     Group is a publicly-owned company whose securities are listed on the Nasdaq National Market System ("NMS") and traded in the over-the-counter market. Bassett S. Winmill, Chairman of the Board of Group, may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The investment companies in the Investment Company Complex, each of which is managed by an affiliate of the Investment Manager, had net assets in excess of $---,---,--- as of January --, 1999.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                 P(1+T)n = ERV

  Where:         P      =   a hypothetical initial payment of $1,000;
                 T      =   average annual total return;
                 n      =   number of years; and
                 ERV    =   ending redeemable value at the end of  the period of
                            a hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts.

Average Annual Total Returns For Periods Ended October 31, 1998

One Year            --.--%
Five Years          --.--%
Ten Years           --.--%


CUMULATIVE TOTAL RETURN

     Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                CTR=( ERV-P )100
                                        P

   CTR    =   Cumulative total return

   ERV    =   ending redeemable value at the end of the period of a hypothetical
              $1,000 payment made at the beginning of such period

   P      =   initial payment of $1,000


This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The cumulative return for the Fund for the one year, five year and ten year periods ending October 31, 1998 is ---.--%, ---.--%, and --.--%, respectively.

SOURCE MATERIAL From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, manage ment results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund perfor mance, yields, indexes, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Smith Barney High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Smith Barney Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Smith Barney Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index -- is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

     Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

     Pursuant to a Distribution Agreement, the Distributor acts as principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are sold continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for its distribution and service activities.

     In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

     Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not interested persons of the Fund.

     With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

     It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. Increased assets enable the Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

     The Plan increases the overall expense ratio of the Fund; however, a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.

     Of the amounts compensated to the Distributor during the Fund's fiscal year ended October 31, 1998, approximately $--- represented expenses incurred for advertising, $-,--- for printing and mailing prospectuses and other information to other than current shareholders, $--- for salaries of marketing and sales personnel, $--- for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, and $-- for overhead and miscellaneous expenses.

     The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is determined as of the close of regular trading for equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., eastern time) each business day of the Fund. The following are not Fund business days: New Year's Day, Martin Luther King Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities listed or traded on a national securities exchange or the NMS are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

     Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

     The Fund will only issue shares upon payment of the purchase price by check drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                             ALLOCATION OF BROKERAGE

     The Fund seeks to obtain prompt execution of orders at the most favorable net prices. Transactions are directed to brokers and dealers qualified to execute orders or provide research, statistical or other services, and who may sell shares of the Fund or other affiliated investment companies. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Custodian's charges. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, statistical or other services furnished to the Investment Manager or upon sale of Fund shares. Fund transactions in debt and over-the-counter securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular bro ker/dealer, including brokerage and research services, sales of shares, of the Funds or other Funds advised by the Investment Manager or its affiliates. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or other applicable law are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in ongoing relationships with quality brokers.

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund.

Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include "brokerage and research services" as defined in Section 28(e)(3) of the 1934 Act, which presently include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

     Bull & Bear Securities, Inc. ("BBSI"), a wholly owned subsidiary of Group and the Investment Manager's affiliate, provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager is authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund will not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm will execute trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI will be financially responsible to the clearing firm for all trades of the Fund until complete payment has been received by the Fund or the clearing firm. BBSI will provide order entry services or order entry facilities to the Investment Manager, arrange for execution and clearing of portfolio transactions through executing and clearing brokers, monitor trades and settlements and perform limited back-office functions including the maintenance of all records required of it by the NASD.

     In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI are reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Board has determined that portfolio transactions may be executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI is likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI are also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund are not reduced by reason of any brokerage commissions paid to BBSI.

     Brokerage commissions paid in fiscal years ended October 31, 1996, 1997 and 1998 were $9,410.74, $2,058.88, and $---,--- respectively. $----- of such commissions paid during the fiscal year ended October 31, 1998 (representing approximately $-------- in portfolio transactions) was allocated to broker/dealers that provided research services. $--- of such commissions paid during the fiscal year ended October 31, 1998 was allocated to broker/dealers for selling shares of the Funds and other Funds advised by the Investment Manager or its affiliates. During the Fund's fiscal year ended October 31, 1996, the Fund paid $122 in brokerage commissions to BBSI which represented approximately 1.30% of total brokerage commissions paid by the Fund and 1.13% of the aggregate dollar amount of transactions involving the payment of commissions. During the Fund's fiscal years ended October 31, 1997 the Fund paid $859 in brokerage commissions to BBSI which represented approximately 41.74% of total brokerage commissions paid by the Fund and 28.56% of the aggregate dollar amount of transactions involving the payment of commissions. During the Fund's fiscal year ended October 31, 1998 the Fund paid $--- in brokerage commissions to BBSI which represented approximately ----% of total brokerage commissions paid by the Fund and ----% of the aggregate dollar amount of transactions involving the payment of commissions.

     Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a "bunched trade") if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. All accounts participating in a bunched trade shall receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating accounts pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular account to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the account's pro rata allocation shall be reallocated to the other accounts that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include (i) partial fills and special accounts (In the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated accounts with special investment objectives and policies some degree of priority over other types of accounts.); (ii) unsuitable or inappropriate investment (It may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the accounts originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices. The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

     The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

     The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund's portfolio turnover rate was ---%, 44.00% and 42.48%, respectively. A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for short-term capital gains and taxes.

     From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's Directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                             DISTRIBUTIONS AND TAXES

     If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares.

     The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions ("Distribution Requirement")) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

     A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the shareholder received any capital gain distributions attributable to those shares.

     Dividends and other distributions may also be subject to state and local taxes.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, all income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.


     The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

     The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on October 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian") has been retained by the Fund to act as custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain shareholder administration services to the Fund and is reimbursed by the Fund the actual costs incurred with respect thereto. Among other such services, the Distributor currently receives and responds to shareholder inquiries concerning their accounts and processes shareholder telephone requests such as telephone transfers, purchases and redemptions, changes of address and similar matters.

                                    AUDITORS

     Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103-2108, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.

                            PART C. OTHER INFORMATION


ITEM 23.  Exhibits

           (a) Articles of Incorporation: Filed with the Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005.

           (b) By-Laws as now in effect: Filed with the Securities and Exchange Commission on December 30, 1997, accession number 0000052234-97-000013.

           (c) Articles of Incorporation: Filed with the Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005. By-Laws as now in effect: Filed with the Securities and Exchange Commission on December 30, 1997, accession number 0000052234-97-000013.

           (d) Investment Management Agreement, filed with the Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005.

           (e)                 (1)  Distribution   Agreement,   filed  with  the
                               Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005.

                     (2) Related Agreement to Plan of Distribution between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc., filed with the Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005.

           (f)       not applicable.

           (g) (1) Form of Custody and Investment Accounting Agreement, filed with the Securities and Exchange Commission on February 3, 1998, accession number 0000767531-98-000005.

                     (2) Form of Retirement Plan Custodial Services Agreement, filed with the Securities and Exchange Commission on February 3, 1998, accession number 0000767531-98-000005.

           (h) (a) Form of Transfer Agency Agreement, filed with the Securities and Exchange Commission on August 16, 1996.

                     (b)       Form  of  Agency   Agreement,   filed   with  the
                               Securities and Exchange Commission on August 16, 1996.

                     (c) Shareholder Administration Agreement, filed with the Securities and Exchange Commission on February 26, 1997, accession number 0000767531-97-000005.

                     (d) Forms of credit facilities agreements, filed with the Securities and Exchange Commission on February 3, 1998, accession number 0000767531-98-000005.

                     (e) Forms of Securities Lending Authorization Agreement, filed with the Securities and Exchange Commission on February 3, 1998, accession number 0000767531-98-000005.

                     (f) Form of Segregated Account Procedural and Safekeeping Agreement, filed with the Securities and Exchange Commission on February 3, 1998, accession number 0000767531-98-000005.

           (i)       Opinion   and   Consent  of  Counsel  as  to   Legality  of
                     Securities: A copy of the opinion and consent of the Fund's Counsel is contained in the Fund's registration statement dated April 30, 1986 and incorporated herein by reference.

           (j)       not applicable

ITEM 24.             Persons Controlled by or Under Common Control With
                     Registrant

                     Not Applicable.

ITEM 25.             Indemnification

     Registrant's Investment Management Agreement between the Registrant and Rockwood Advisers, Inc. ("Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described contract in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.  Business and Other Connections of Investment Adviser

     Information on the business of the Registrant's investment adviser is described in the section of the Statement of Additional Information entitled "Investment Manager" filed as part of this Registration Statement.

     The directors and officers of the Investment Manager are also directors and officers of other Funds managed by Bull & Bear Advisers, Inc. and Midas Management Corporation, both of which are wholly-owned subsidiaries of Bull & Bear Group, Inc. ("Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries; Service Center, the distributor of the Registrant and the Funds and a registered broker/dealer, and Bull & Bear Securities, Inc., a discount brokerage firm. Bull & Bear Group, Inc.'s predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. Bull & Bear Advisers, Inc. serves as investment manager of Bull & Bear Dollar Reserves, a series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear U.S. Government Securities Fund, Inc. dba Bexil Corporation, Global Income Fund, Inc.; Tuxis Corporation; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, a series of Bull & Bear Funds I, Inc.; and Bull & Bear Special Equities Fund, Inc. Midas Management Corporation serves as investment manager of Midas Fund, Inc.

Item 27.  Principal Underwriters

     a) In addition to the Registrant, Service Center serves as principal underwriter of Bull & Bear Funds II, Inc., Bull & Bear Special Equities Fund, Inc., Bull & Bear Funds I, Inc., Bull & Bear Gold Investors Ltd., and Midas Fund, Inc.

     b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal        Position and Offices         Position and Offices
Business Address          with Service Center          with Registrant
------------------------  ---------------------------  ------------------------
Robert D. Anderson        Vice Chairman                N/A
11 Hanover Square         and Director
New York, NY 10005

Steven A. Landis          Senior Vice President        Senior Vice President
11 Hanover Square
New York, NY 10005

Mark C. Winmill           Chairman, Director           Co-President, Director
11 Hanover Square
New York, NY 10005

Thomas B. Winmill         President, Director,         Co-President, Director,
11 Hanover Square         General Counsel              Chief Executive Officer
New York, NY 10005

Deborah A. Sullivan       Vice President,              Vice President,
11 Hanover Square         Secretary,                   Secretary,
New York, NY 10005        Compliance Officer           Compliance Officer

Irene K. Kawczynski       Vice President               None
11 Hanover Square
New York, NY 10005

Joseph Leung              Treasurer,                   Treasurer,
11 Hanover Square         Chief Accounting Officer,    Chief Accounting Officer,
New York, NY 10005        Chief Financial Officer      Chief Financial Officer


Item 28.             Location of Accounts and Records

     The minute books of the Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Fiduciary Trust Company and DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

Item 29.             Management Services

            There are no management related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 30.             Undertakings

           None.

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City, County and State of New York on this December 31, 1998.


                               ROCKWOOD FUND, INC.

                             /s/Thomas B. Winmill
                         Thomas B. Winmill, Co-President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/Mark C. Winmill        Director, Co-President               December 31, 1998
Mark C. Winmill

/s/Thomas B. Winmill      Director, Co-President and           December 31, 1998
Thomas B. Winmill         Chief Executive Officer

/s/Joseph Leung           Treasurer,                           December 31, 1998
Joseph Leung              Principal Accounting Officer,
                          Principal Financial Officer

/s/Bruce B. Huber         Director                             December 31, 1998
Bruce B. Huber

/s/James E. Hunt          Director                             December 31, 1998
James E. Hunt

/s/John B. Russell        Director                             December 31, 1998
John B. Russell